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                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
              LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                 LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
                            (closed to new investors)
                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND
                  LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND
                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
                  LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 13, 2005

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated October 1, 2005 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (each a "Fund" and, together with the Laudus Rosenberg U.S. Long/Short Equity Fund, the "Funds") and the Prospectus dated October 1, 2005 of the Laudus Rosenberg U.S. Long/Short Equity Fund of the Laudus Trust, as amended or supplemented from time to time (the "Prospectuses") and should be read in conjunction therewith. A copy of the Prospectuses may be obtained from the Laudus Trust, P. O Box 8032, Boston, Massachusetts 02266.

     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2005 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.866.452.8387 (for Institutional Shares),
1.800.447.3332 (for Investor and Adviser Shares) or 1.866.452.8387 (for Registered Investment Professionals).

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                                TABLE OF CONTENTS

                                                                        PAGE
INVESTMENT OBJECTIVES AND POLICIES                                         1

PORTFOLIO TURNOVER                                                         8

INVESTMENT RESTRICTIONS                                                    9

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                           11

MANAGEMENT OF THE FUNDS                                                   14

INVESTMENT ADVISORY AND OTHER SERVICES                                    21

PORTFOLIO TRANSACTIONS                                                    41

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                          43

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION                            52

DETERMINATION OF NET ASSET VALUE                                          54

PURCHASE AND REDEMPTION OF SHARES                                         54

FINANCIAL STATEMENTS                                                      55

APPENDIX A - PROXY VOTING POLICIES                                       A-1

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                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Funds of the Trust are described in the Prospectuses under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

     The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

     CERTAIN HOLDINGS OF THE FUNDS (ALL FUNDS). To meet redemption requests or for investment purposes, each of the Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined to be of comparable quality to any of the foregoing.

     In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

     Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

     INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

     In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC ("AXA Rosenberg") seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity issues. A Fund may also use Index Futures in order to hedge its equity positions.

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     In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

     A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

     Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

     A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission ("CFTC") would be greater than 5% of the Fund's total assets. In addition to

                                        2
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margin deposits, when a Fund purchases an Index Future, it may segregate cash,
U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

     FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.

     CURRENCY FORWARD CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser

                                        3
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entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

     A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

     In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the

                                        4
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market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

     A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

     LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

     RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

     Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

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     The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

     SHORT SALES (THE LONG/SHORT FUNDS). The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

     REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

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     LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") to be of relatively high credit standing.

     ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

     FOREIGN INVESTMENTS BY THE LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND, LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND, LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND, LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND, LAUDUS ROSENBERG U.S. DISCOVERY FUND, LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND, LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND, AND THE LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

     AMERICAN DEPOSITORY RECEIPTS (ALL FUNDS). Each Fund may invest in American Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.

     EXCHANGE-TRADED FUNDS (ALL FUNDS). Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in its Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations.

     NOTICE FOR CHANGES IN CERTAIN INVESTMENT POLICIES. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund will give 60 days' notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, U.S. large and mid capitalization equity securities, U.S. Equity Securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.

     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               PORTFOLIO TURNOVER

     A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Fund for the fiscal years ended March 31, 2005 and 2004 was 127.89% and 141.50%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Growth Fund for the fiscal years ended March 31, 2005 and 2004 was 77.81% and 177.43%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Discovery Fund for the fiscal years ended March 31, 2005 and 2004 was 62.60% and 93.08%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Small Capitalization Fund for the fiscal years ended March 31, 2005 and 2004 was 68.09% and 75.65%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 52.06% and 107.02%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Small Capitalization Fund for the fiscal years ended March 31, 2005 and 2004 was 59.70% and 102.50%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 180.14% and 189.35%, respectively. The portfolio turnover rate for the Laudus Rosenberg Global Long/Short Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 152.24% and 175.85%, respectively. The portfolio turnover rate for the Laudus Rosenberg Value Long/Short Equity Fund for the fiscal years ended March 31, 2005 and 2004 was 111.19% and 76.36%, respectively. The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational for the period ended March 31, 2005.

         The change in portfolio turnover for the Laudus Rosenberg U.S. Large Capitalization Growth Fund was attributable to a change in the Fund's benchmark from the S&P 500 Index(R) to the Russell 1000(R) Growth Index that took place in January 2004, which necessitated significantly higher turnover in February and March 2004 to bring that Fund in line with its new benchmark. The change in portfolio turnover for the Laudus Rosenberg U.S. Discovery, Laudus Rosenberg International Equity and Laudus Rosenberg International Small Capitalization Funds was attributable to a decline in the cross-sectional volatility of the

U.S. stock market between the calendar years 2003, 2004 and early 2005. Thus, compared with 2003 and early 2004, the spread of returns from best-performing to worst-performing stocks fell in 2004 and early 2005, resulting in reduced trading opportunities for these Funds for the fiscal year ending March 31, 2005, and leading to lower turnover. The change in portfolio turnover for the Laudus Rosenberg Value Long/Short Equity Fund cannot be attributed to any factor other than the application of AXA Rosenberg's investment process and the resulting portfolio turnover as a result of implementing that process.

     As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be
     (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction
     (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

     (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     In addition, it is a fundamental policy of the Laudus Rosenberg U.S. Small Capitalization Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in U.S. Small Capitalization Companies.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

          (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

          (b) Write, purchase or sell options on particular securities (as opposed to market indices).

          (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (d) Make investments for the purpose of exercising control of a company's management.

          (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than

          15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectuses will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300%.

     The phrase "shareholder approval," as used in the Prospectuses and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Funds and the distributions which they may make are summarized in the Prospectuses under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers that the Fund controls and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

     In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in such Funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general back up withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUNDS

     PORTFOLIO MANAGEMENT. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Funds. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

     COMPENSATION. AXA Rosenberg compensates Dr. Ricks for his management of the Funds. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

     AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

     OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, Dr. Ricks owned shares in the following Laudus Rosenberg
Funds:

                                                                           DOLLAR RANGE OF EQUITY
      FUND                                                                 SECURITIES IN THE FUND
      ----                                                                 ----------------------
      Laudus Rosenberg U.S. Discovery Fund                                    $100,001-$500,000
      Laudus Rosenberg U.S. Small Capitalization Fund                         $100,001-$500,000
      Laudus Rosenberg International Small Capitalization Fund                $100,001-$500,000
      Laudus Rosenberg Value Long/Short Equity Fund                           $100,001-$500,000

     OTHER ACCOUNTS. As of March 31, 2005, in addition to the Funds, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:


                                                              OTHER POOLED INVESTMENT VEHICLES
                            REGISTERED INVESTMENT COMPANIES    (INCLUDES SEPARATE ACCOUNTS AND
                                 (INCLUDING THE FUNDS)                  HEDGE FUNDS)                      OTHER ACCOUNTS
                              NUMBER OF                           NUMBER OF                         NUMBER OF
                              ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------------
      Other Accounts             14         $ 2,563,714,625          7          $ 325,423,703          91        $ 10,497,863,587
  Managed by Dr. Ricks

   Other Accounts Upon            0         $             0          1          $   7,220,596          27        $  4,223,939,035
  Which a Performance-
  Based Advisory Fee is
       Calculated

     CONFLICTS OF INTEREST. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

     Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and PRO RATA allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

     KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. As discussed above, AXA Rosenberg believes that its quantitative investment process and PRO RATA allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

     INVESTMENT OPPORTUNITIES. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Funds and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Funds, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Funds. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

     LAUDUS TRUST. The Trust's Trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below.

                                                               NUMBER OF
NAME, ADDRESS* AND AGE                                         PORTFOLIOS IN
OF TRUSTEE; (TERM OF                                           FUND
OFFICE** AND LENGTH OF          PRINCIPAL OCCUPATION(S)        COMPLEX           OTHER DIRECTORSHIPS HELD BY
TIME SERVED)                    DURING PAST FIVE YEARS         OVERSEEN          TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Jeffrey M. Lyons##              Executive Vice President and   10#               Mr. Lyons is also a Trustee of the
49                              President, Active Trader,                        Laudus Variable Insurance Trust.
(since 1/04)                    Charles Schwab & Co., Inc.,
                                July 2004 to present.
                                Executive Vice President,
                                Asset Management Products &
                                Services, Charles Schwab &
                                Co., Inc., September 2001 to
                                July 2004. Prior to
                                September 2001, Mr. Lyons
                                was Executive Vice
                                President, Mutual Funds,
                                Charles Schwab & Co., Inc.

INDEPENDENT TRUSTEES:

Mariann Byerwalter +            Chairman of JDN Corporate      63***             Ms. Byerwalter is also a Trustee of
44                              Advisory LLC. From 1996 to                       each portfolio of the Laudus
(since 1/04)                    2001, Ms. Byerwalter was the                     Variable Insurance Trust, The
                                Vice President for Business                      Charles Schwab Family of Funds,
                                Affairs and Chief Financial                      Schwab Investments, Schwab Annuity
                                Officer of Stanford                              Portfolios and Schwab Capital Trust
                                University and, in 2001,                         (consisting of 53 portfolios). She
                                Special Adviser to the                           is on the Board of Stanford
                                President of Stanford                            University, America First Companies,
                                University.                                      Omaha, NE (venture capital/fund
                                                                                 management), Redwood Trust, Inc.
                                                                                 (mortgage finance), Stanford
                                                                                 Hospitals and Clinics, SRI
                                                                                 International (research), PMI Group,
                                                                                 Inc. (mortgage insurance), Lucile
                                                                                 Packard Children's Hospital and
                                                                                 Pacific Mutual Holding Company

                                                               NUMBER OF
NAME, ADDRESS* AND AGE                                         PORTFOLIOS IN
OF TRUSTEE; (TERM OF                                           FUND
OFFICE** AND LENGTH OF          PRINCIPAL OCCUPATION(S)        COMPLEX           OTHER DIRECTORSHIPS HELD BY
TIME SERVED)                    DURING PAST FIVE YEARS         OVERSEEN          TRUSTEE
--------------------------------------------------------------------------------------------------------------------
                                                                                 (insurance).

William A. Hasler +             Dean Emeritus of the Haas      63***             Mr. Hasler is also a Trustee of each
63                              School of Business at the                        portfolio of the Laudus Variable
(since 1/04)                    University of California,                        Insurance Trust, The Charles Schwab
                                Berkeley. Until February                         Family of Funds, Schwab Investments,
                                2004, Co-Chief Executive                         Schwab Annuity Portfolios and Schwab
                                Officer, Aphton Corporation                      Capital Trust (consisting of 53
                                (bio-pharmaceuticals). Prior                     portfolios). He is on the Board of
                                to 1998, Mr. Hasler was Dean                     Directors of Aphton Corporation
                                of the Haas School of                            (bio-pharmaceuticals), Mission West
                                Business at the University                       Properties (commercial real estate),
                                of California, Berkeley.                         TOUSA (home building), Stratex
                                                                                 Networks (a network equipment
                                                                                 corporation), Genitope Corp.
                                                                                 (bio-pharmaceuticals) and Solectron
                                                                                 Corporation where he is also
                                                                                 Non-Executive Chairman
                                                                                 (manufacturing). Mr. Hasler is also
                                                                                 a Public Governor and member of the
                                                                                 Executive Committee for Pacific
                                                                                 Stock & Options Exchange.

Nils H. Hakansson +             Sylvan C. Coleman Professor    10#               Mr. Hakansson is also a Trustee of
68                              of Finance and Accounting,                       the Laudus Variable Insurance Trust.
(since 3/90)                    Emeritus, Haas School of
                                Business, University of
                                California, Berkeley (since
                                2003). Mr. Hakansson was
                                also a Professor of Finance
                                and Accounting, Haas School
                                of Business, University of
                                California, Berkeley (July
                                1969 to January 2003).

----------
* The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

**   There is no stated term of office for the Trustees of the Trust.

*** As of March 31, 2005, this included 53 Schwab funds, the nine operational series of the Trust and the sole series of the Laudus Variable Insurance Trust.

# As of March 31, 2005, this included nine series of the Trust and the sole series of the Laudus Variable Insurance Trust.

## Mr. Lyons is an "interested person," as defined in the 1940 Act, because he is an employee of Charles Schwab & Co., Inc.

+    Member of the Audit Committee.

     The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee met once during the Funds' most recently completed fiscal year.

     The Trust also has a Nominating Committee that is composed of all of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of Trustees.

The aggregate dollar range of securities in the Family of Investment Companies* owned by each Trustee is set forth below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN THE FAMILY OF INVESTMENT
                                    DOLLAR RANGE OF EQUITY                                COMPANIES*
NAME OF TRUSTEE                     SECURITIES IN THE FUND                         AS OF DECEMBER 31, 2004
---------------                     ----------------------                     -------------------------------
INDEPENDENT TRUSTEES:

Nils H. Hakansson             Laudus Rosenberg U.S. Small Capitalization                 $50,001-$100,000
                              Fund: $10,001 - $50,000

                              Laudus Rosenberg Value Long/Short Equity
                              Fund: $10,001 - $50,000

Mariann Byerwalter            None                                                             None
William A. Hasler             None                                                             None

INTERESTED TRUSTEE:

Jeffrey M. Lyons              None                                                             None

----------
* As of December 31, 2004, the Family of Investment Companies consisted of the nine operational series of the Trust and the sole series of the Laudus Variable Insurance Trust.

     Certain information concerning the Trust's officers is set forth below:

   NAME, ADDRESS* AND AGE OF
OFFICER; (TERM OF OFFICE ** AND                                                     PRINCIPAL OCCUPATION DURING
    LENGTH OF TIME SERVED)                   POSITION WITH THE TRUST                      PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Jana Thompson, 45                         President and Chief             Senior Vice President, Charles Schwab & Co.,
(1/04-present)                            Executive Officer               Inc. and CSIM, February 2004 to present; Vice
                                                                          President, Charles Schwab & Co., Inc., 2000
                                                                          to February 2004; Managing Director,
                                                                          High-Yield Sales, Fleet Securities, Inc.,
                                                                          1998 to 1999.

Randall Fillmore, 44                      Chief Compliance Officer        Senior Vice President, Institutional
(9/04-present)                                                            Compliance and Chief Compliance Officer, CSIM
                                                                          and Schwab Funds, September 2004 to present;
                                                                          Vice President, Charles Schwab & Co., Inc.,
                                                                          and CSIM, 2002 to 2003; Vice

   NAME, ADDRESS* AND AGE OF
OFFICER; (TERM OF OFFICE ** AND                                                     PRINCIPAL OCCUPATION DURING
    LENGTH OF TIME SERVED)                   POSITION WITH THE TRUST                      PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
                                                                          President of Internal Audit, Charles Schwab &
                                                                          Co., Inc., 2000 to 2002. Prior to 2000, with
                                                                          PricewaterhouseCoopers.

Jeffrey Mortimer, 41                      Vice President and Chief        Senior Vice President and Chief Investment
(6/04-present)                            Investment Officer              Officer, equities, CSIM, May 2004 to present;
                                                                          Vice President, CSIM, 1999 to May 2004.

Bill Thomas, 43                           Vice President                  Senior Vice President, Charles Schwab & Co.,
(6/04-present)                                                            Inc., Asset Management Products and Services
                                                                          and Fund Administration, May 2000 to present;
                                                                          Managing Director, Scudder Kemper
                                                                          Investments, 1997 to 2000.

Alice Schulman, 54                        Clerk                           Vice President & Assistant Secretary, CSIM,
(1/04-present)                                                            2003 to present; Assistant Secretary, The
                                                                          Charles Schwab Bank, N.A., 2003 to present;
                                                                          Assistant Secretary, Schwab Funds, 2000 to
                                                                          present; Director, Project Management, CSIM,
                                                                          2000 to 2003; Consultant, 1998 to 2000.

Alison Baur, 41                           Chief Legal Officer             Vice President, Charles Schwab & Co., Inc.
(1/04-present)                                                            since June 1999; Associate General Counsel,
                                                                          Charles Schwab & Co., Inc. since 2003; Senior
                                                                          Corporate Counsel, Charles Schwab & Co.,
                                                                          Inc., June 1999 to 2003; Chief Legal Officer
                                                                          & Secretary, Excelsior Funds, 2001 to 2004;
                                                                          Chief Legal Officer, Excelsior Directional
                                                                          Hedge Fund and Excelsior Private Equity
                                                                          Funds, 2001 to 2004.

Daniel Kern, 44                           Chief Financial Officer and     Vice President of Operations, Investment
(3/05-present)                            Treasurer                       Management, CSIM, December 2004 to present;
                                                                          Vice President, Internal Audit, Charles
                                                                          Schwab Corporation, January 2003 to December
                                                                          2004. Prior to January 2003, Managing
                                                                          Director and Principal, Montgomery Asset
                                                                          Management.

Michael Haydel, 33                        Vice President                  Vice President, Asset Management Client
(6/05-present)                                                            Services, Charles Schwab & Co., Inc. since
                                                                          March 2004; Director, Charles Schwab & Co.,
                                                                          Inc., 1997 to March 2004.

----------
* The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

**   There is no stated term of office for the officers of the Trust.

     Mss. Baur, Schulman and Thompson, and Messrs. Mortimer, Thomas, Kern, Haydel and Fillmore, each being an employee of CSIM or its affiliates, will each benefit indirectly from the management fees paid by the Trust to CSIM, but receive no compensation from the Trust.

     TRUSTEE COMPENSATION. Interested Trustees and officers of the Trust do not receive compensation from the Trust. Prior to February 2, 2004, the Trust paid each Independent Trustee aggregate compensation of $45,540 per year plus an additional fee for each meeting attended. The Trust did not pay any pension or retirement benefits for its Trustees. Currently the Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and Class 2 Shares of the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement.

     The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2005, is shown in the table below.

                                                                                                            TOTAL
                                                          PENSION OR                                    COMPENSATION
                                                          RETIREMENT                                   FROM REGISTRANT
                                    AGGREGATE          BENEFITS ACCRUED           ESTIMATED               AND FUND
                                  COMPENSATION          AS PART OF FUND        ANNUAL BENEFITS          COMPLEX* PAID
NAME OF PERSON                   FROM REGISTRANT           EXPENSES            UPON RETIREMENT          TO DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter                $ 54,102***              $       0              $     0               $  220,542***

William A. Hasler                 $ 54,102***              $       0              $     0               $  225,542***

Nils H. Hakansson                 $ 54,102***              $ 149,908              $     0**             $   55,002***

----------
* As of March 31, 2005, the fund complex consisted of 63 funds, which included the nine operational series of the Trust, the sole series of the Laudus Variable Insurance Trust and 53 Schwab funds.

**   A one time lump sum of $150,000 will be paid at retirement.

*** Reflects fees accrued for the fiscal year regardless of the actual payment date.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY CONTRACTS

ABOUT CSIM

     CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

     As of June 30, 2005, CSIM managed 63 mutual funds and approximately $144 billion in assets.

     Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

      NAME                                POSITION
      ----                                --------
      Evelyn Dilsaver                     Director, President and Chief Executive Officer
      Charles R. Schwab                   Chairman and Director
      Stephen B. Ward                     Director, Senior Vice President and Chief Investment Officer

     As disclosed in the Prospectuses under the headings "Management of the Funds" and "Management of the Fund," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.

     Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

                                                                                             AGREEMENT
FUND                                                                                           RATE*
----                                                                                 ----------------------------
Laudus Rosenberg U.S. Large Capitalization Fund                                      1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Growth Fund                               1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund                                1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Discovery Fund                                                 1st $1 billion--0.90%

                                                                                     Over $1 billion--0.85%

Laudus Rosenberg U.S. Small Capitalization Fund                                      0.90%

Laudus Rosenberg International Equity Fund                                           1st $1 billion--0.85%
                                                                                     Over $1 billion--0.80%
                                                                                     Over $2 billion--0.775%

Laudus Rosenberg International Small Capitalization Fund                             1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund                1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg U.S. Long/Short Equity Fund                                         1st $500 million--1.25%
                                                                                     Over $500 million--1.20%

Laudus Rosenberg Global Long/Short Equity Fund                                       1st $500 million--1.50%
                                                                                     Over $500 million--1.45%

Laudus Rosenberg Value Long/Short Equity Fund                                        1st $500 million--1.50%
                                                                                     Over $500 million--1.45%

----------
*    The advisory fee payable to CSIM varies based on Fund assets.

     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 3/31/07 (unless the expense limitation agreement between CSIM and the Trust (the "Expense Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends on securities sold short, interest expense, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

TRUSTEES' CONSIDERATIONS

     In determining to approve the Funds' Management Contracts, the Trustees of the Barr Rosenberg Series Trust, the Trust's name prior to January 31, 2004 when CSIM assumed the role of investment adviser to the Funds, (the "Barr Rosenberg Trustees") met with the relevant investment advisory personnel from CSIM and considered information provided by CSIM. The Barr Rosenberg Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Barr Rosenberg Trustees reviewed CSIM's qualifications to act as investment adviser to the Funds. In recommending that shareholders approve each Management Contract, the Barr Rosenberg Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to each Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to each Fund by CSIM; (3) the benefits that might accrue to the Funds, including increased efficiencies and economies of scale, as result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objective and policies of each Fund; (5) the history, reputation, qualification and background of CSIM as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and its affiliates' ability to support the growth of assets invested in the Funds; (9) CSIM's experience overseeing, monitoring and supervising the services of subadvisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Barr Rosenberg Trustees also reviewed the fees to be paid to CSIM by each Fund under each Management Contract in comparison to those being charged generally in the relevant segment of the mutual fund business.

     Based on this evaluation, the Barr Rosenberg Trustees considered whether the Management Contract is in the best interests of the Funds and their shareholders.

     No single factor was considered in isolation or to be determinative to the decision of the Barr Rosenberg Trustees to approve each Management Contract. Rather, the Barr Rosenberg Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Funds to approve the Management Contracts, including the fees to be charged for services thereunder.

     During the fiscal year ended March 31, 2005 and the period January 31, 2004 through March 31, 2004, the Funds owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived, the following amounts:

                       FUND                             TIME PERIOD          MANAGEMENT FEE         AMOUNT WAIVED
                       ----                             -----------          --------------         -------------
   Laudus Rosenberg U.S. Small Capitalization         4/1/04 to 3/31/05      $   11,444,184         $           0
   Fund                                               1/31/04 to 3/31/04     $    1,904,923         $           0

   Laudus Rosenberg U.S. Discovery Fund               4/1/04 to 3/31/05      $    1,670,914         $     103,889
                                                      1/31/04 to 3/31/04     $      141,338         $      17,836

   Laudus Rosenberg U.S. Large Capitalization         4/1/04 to 3/31/05      $      338,700         $     108,272
   Fund                                               1/31/04 to 3/31/04     $       55,764         $      33,231

   Laudus Rosenberg U.S. Large Capitalization         4/1/04 to 3/31/05      $       49,494         $      49,494
   Growth Fund                                        1/31/04 to 3/31/04     $        7,802         $       7,802

   Laudus Rosenberg International Equity              4/1/04 to 3/31/05      $      149,977         $     149,977

   Fund                                               1/31/04 to 3/31/04     $       18,189         $      18,189

   Laudus Rosenberg International Small               4/1/04 to 3/31/05      $    2,650,943         $     152,631
   Capitalization Fund                                1/31/04 to 3/31/04     $      252,027         $      45,582

   Laudus Rosenberg U.S. Large/Mid                    4/1/04 to 3/31/05      $      257,543         $      73,659
   Capitalization Long/Short Equity Fund              1/31/04 to 3/31/04     $       46,506         $      21,271

   Laudus Rosenberg Value Long/Short Equity Fund      4/1/04 to 3/31/05      $    1,655,625         $      65,684
                                                      1/31/04 to 3/31/04     $      308,834         $       6,571

   Laudus Rosenberg Global Long/Short Equity          4/1/04 to 3/31/05      $      285,300         $     104,929
   Fund                                               1/31/04 to 3/31/04     $       51,789         $      40,313

     For the periods indicated below, AXA Rosenberg acted as investment adviser to the Funds.

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Small Capitalization Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg, in its capacity as adviser, has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $ 5,509,497                      $ 472,077
            4/1/03 to 1/30/04                       $ 7,049,131                      $  54,615

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Discovery Fund owed (and to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $    87,552                      $  87,552
            4/1/03 to 1/30/04                       $   381,672                      $ 171,160

     Since its inception on June 19, 2002, the Laudus Rosenberg U.S. Large Capitalization Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            6/19/02 to 3/31/03                      $    67,141                      $  67,141
            4/1/03 to 1/30/04                       $   180,212                      $ 115,890

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Large Capitalization Growth Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $    19,168                      $  19,168
            4/1/03 to 1/30/04                       $    23,129                      $  23,129

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg International Equity Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $    61,051                      $  61,051
            4/1/03 to 1/30/04                       $    65,266                      $  65,266

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg International Small Capitalization Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $   338,099                      $ 338,099
            4/1/03 to 1/30/04                       $   651,229                      $ 366,584

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $   195,277                      $ 152,371
            4/1/03 to 1/30/04                       $   304,798                      $ 118,706

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg Value Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $ 2,016,922                      $ 312,059
            4/1/03 to 1/30/04                       $ 1,499,688                      $ 125,544

     During the period April 1, 2003 to January 30, 2004 and the fiscal year ended March 31, 2003, the Laudus Rosenberg Global Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

               TIME PERIOD                         MANAGEMENT FEE                  AMOUNT WAIVED
               -----------                         --------------                  -------------
            4/1/02 to 3/31/03                       $   250,834                      $ 230,466
            4/1/03 to 1/30/04                       $   282,154                      $ 126,809

     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

SUBADVISORY AGREEMENT

ABOUT AXA ROSENBERG

     AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

     AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).

     Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

     AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

     Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

     The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:

       NAME                              POSITION
       ----                              --------
       Stephane Prunet                   Global Chief Executive Officer

       Kenneth Reid                      Global Chief Investment Officer

       William E. Ricks                  Chief Executive Officer and Chief Investment Officer
                                         of North America

       Barr Rosenberg                    Chairman

       James Young                       Global Chief Financial Officer

       William R. Wiebe                  Global Head of Legal and Compliance

     The Trust and CSIM have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Funds (each a "Subadviser Agreement"). Under each Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

     The Funds do not pay AXA Rosenberg's compensation under the Subadviser
Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts.

     In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for the Funds' assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee.

BASE SUBADVISORY FEE

     This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. The assets under management adjustment and the performance adjustment are described in the sections that follow. As described more fully below, CSIM will pay a fee to AXA Rosenberg in respect of each Fund's average daily net assets at up to three different base subadvisory fee rates. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.

     The highest level of subadvisory fee is payable on Fund assets up to an amount equaling (i) the assets in such Fund at the time AXA Rosenberg became subadviser (which for the Laudus Rosenberg U.S. Large Capitalization Value Fund is $0.00), plus (ii) the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets at the time AXA Rosenberg became subadviser (the Fund's "Existing Assets"). With respect to assets in excess of a Fund's Existing Assets, the fee arrangements are proposed to be different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets.

     Unless the fee payable to CSIM under each Management Contract is increased by the relevant Fund's shareholders (in which case the base subadvisory fee would also be increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of such Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

     ALL FUNDS OTHER THAN THE LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND. For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of its excess (the Fund's "Third Tier Assets").

     LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows (on an annualized basis): 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of its Existing Assets.

      FUND                                                                         BASE SUBADVISORY FEE*
      ----                                                                         ---------------------
      Laudus Rosenberg U.S. Discovery Fund                                         0.405% of Existing Assets
                                                                                   0.36% of Second Tier Assets
                                                                                   0.27% of Third Tier Assets

      Laudus Rosenberg U.S. Large Capitalization Fund                              0.338% of Existing Assets
                                                                                   0.30% of Second Tier Assets
                                                                                   0.225% of Third Tier Assets

      Laudus Rosenberg U.S. Large Capitalization Growth Fund                       0.338% of Existing Assets
                                                                                   0.30% of Second Tier Assets
                                                                                   0.225% of Third Tier Assets

      Laudus Rosenberg U.S. Large Capitalization Value Fund                        0.338% of Existing Assets+
                                                                                   0.30% of Second Tier Assets
                                                                                   0.225% of Third Tier Assets

      Laudus Rosenberg International Equity Fund                                   0.383% of Existing Assets
                                                                                   0.34% of Second Tier Assets
                                                                                   0.255% of Third Tier Assets

      Laudus Rosenberg International Small Capitalization Fund                     0.45% of Existing Assets
                                                                                   0.40% of Second Tier Assets
                                                                                   0.30% of Third Tier Assets

      Laudus Rosenberg U.S. Long/Short Equity Fund                                 0.5625% of Existing Assets
                                                                                   0.50% of Second Tier Assets
                                                                                   0.375% of Third Tier Assets

      Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund        0.45% of Existing Assets
                                                                                   0.40% of Second Tier Assets
                                                                                   0.30% of Third Tier Assets

      FUND                                                                         BASE SUBADVISORY FEE*
      ----                                                                         ---------------------
      Laudus Rosenberg Value Long/Short Equity Fund                                0.675% of Existing Assets
                                                                                   0.60% of Second Tier Assets
                                                                                   0.45% of Third Tier Assets

      Laudus Rosenberg Global Long/Short Equity Fund                               0.675% of Existing Assets
                                                                                   0.60% of Second Tier Assets
                                                                                   0.45% of Third Tier Assets

      Laudus Rosenberg U.S. Small Capitalization Fund                              0.72% of Existing Assets
                                                                                   0.405% of All Other Assets

----------
* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

+ For any Laudus Rosenberg Fund for which AXA Rosenberg became subadviser after January 30, 2004, the Fund's Existing Assets will equal the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets as of the time AXA Rosenberg became subadviser, as described above.

PERFORMANCE ADJUSTMENT

     As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.

               GROUP A                                GROUP B                             GROUP C
               -------                                -------                             -------
U.S. Large Capitalization Fund           U.S. Small Capitalization Fund        U.S. Long/Short Equity Fund

U.S. Large Capitalization Growth Fund    U.S. Discovery Fund                   U.S. Large/Mid Capitalization
                                                                               Long/Short Equity Fund

U.S. Large Capitalization Value Fund     International Small Capitalization    Value Long/Short Equity Fund
                                         Fund

International Equity Fund                                                      Global Long/Short Equity Fund

     Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Group B Funds, or (iii) 2.5% for Group C Funds.

   FUND                                                                           BENCHMARK
   ----                                                                           ---------
   Laudus Rosenberg U.S. Large Capitalization Fund                                Russell 1000(R) Index

   Laudus Rosenberg U.S. Large Capitalization Growth Fund                         Russell 1000(R) Growth Fund Index

   Laudus Rosenberg U.S. Large Capitalization Value Fund                          Russell 1000(R) Value Index

   Laudus Rosenberg U.S. Discovery Fund                                           Russell 2500(TM) Index

   FUND                                                                           BENCHMARK
   ----                                                                           ---------
   Laudus Rosenberg U.S. Small Capitalization Fund                                Russell 2000(R) Index

   Laudus Rosenberg International Equity Fund                                     MSCI EAFE Index

   Laudus Rosenberg International Small Capitalization Fund                       S&P/Citigroup World ex-U.S.
                                                                                  Extended Market Index

   Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund          90-Day U.S. Treasury Bills

   Laudus Rosenberg U.S. Long/Short Equity Fund                                   90-Day U.S. Treasury Bills

   Laudus Rosenberg Global Long/Short Equity Fund                                 90-Day U.S. Treasury Bills

   Laudus Rosenberg Value Long/Short Equity Fund                                  90-Day U.S. Treasury Bills

     The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2.0% and -2.0% for Group B Funds, or 2.5% and -2.5% for Group C Funds and, starting at 1% or -1% (as the case may be) for Group A Funds, 2.0% or -2.0% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Funds, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

     The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.


                                                                  PERFORMANCE ADJUSTMENT (AS A PERCENTAGE
                                                                     OF THE GROSS RATE OF COMPENSATION
                                                                       PAYABLE BY EACH FUND TO CSIM)
PERCENTAGE BY WHICH FUND PERFORMANCE EXCEEDS OR                        -----------------------------
   FALLS SHORT OF ITS BENCHMARK'S PERFORMANCE               FUND GROUP A        FUND GROUP B       FUND GROUP C
   ------------------------------------------               ------------        ------------       ------------
                  5.0% (and all higher %s)                        5%                  5%                5%
                  4.5%                                            5%                  5%                4%
                  4.0%                                            5%                  5%                3%
                  3.5%                                            5%               3.75%                2%
                  3.0%                                            5%                2.5%                1%
                  2.5%                                            5%               1.25%                0
                  2.0%                                            5%                  0                 0
                  1.5%                                          2.5%                  0                 0
                  1.0%                                            0                   0                 0
                  0.5%                                            0                   0                 0
                 -0.5%                                            0                   0                 0
                 -1.0%                                            0                   0                 0
                 -1.5%                                         -2.5%                  0                 0
                 -2.0%                                           -5%                  0                 0
                 -2.5%                                           -5%              -1.25%                0
                 -3.0%                                           -5%               -2.5%               -1%
                 -3.5%                                           -5%              -3.75%               -2%
                 -4.0%                                           -5%                 -5%               -3%
                 -4.5%                                           -5%                 -5%               -4%


                                                                  PERFORMANCE ADJUSTMENT (AS A PERCENTAGE
                                                                     OF THE GROSS RATE OF COMPENSATION
                                                                       PAYABLE BY EACH FUND TO CSIM)
PERCENTAGE BY WHICH FUND PERFORMANCE EXCEEDS OR                        -----------------------------
   FALLS SHORT OF ITS BENCHMARK'S PERFORMANCE               FUND GROUP A        FUND GROUP B       FUND GROUP C
   ------------------------------------------               ------------        ------------       ------------
                 -5.0% (and all lower %s)                      -5%                -5%                  -5%

----------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

ASSETS UNDER MANAGEMENT ADJUSTMENT (APPLICABLE TO ALL FUNDS EXCEPT THE LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND)

     Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds collectively do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Management Contracts. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of each Fund's average daily net assets if the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain thresholds. Specifically, if the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

     In the event that the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

     For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and
(ii) the S&P 500 Index(R) is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.

     In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS

     In recommending that shareholders approve each Subadviser Agreement, the Barr Rosenberg Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to the Funds, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have subadvisory relationships; (2) the performance of the Funds since the commencement of their operations; (3) the nature and quality of services expected to be rendered to the Funds by AXA Rosenberg; (4) the distinct investment objectives and policies of the Funds; (5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Barr Rosenberg Trustees also reviewed the fees to be paid to AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Barr Rosenberg Trustees' decision were considerations of whether the Performance Adjustment is reasonably structured, and in particular whether it (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market,
(b) will be measured against an appropriate benchmark, (c) will give rise to significant costs in connection with the implementation or adjustment of such benchmark, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Funds. In this regard, the Barr Rosenberg Trustees also considered the fact that CSIM, and not the shareholders of the Funds, would pay or recoup any Performance Adjustment to the fee payable to AXA Rosenberg.

     Based on this evaluation, the Barr Rosenberg Trustees considered whether each Subadviser Agreement would be in the best interests of each Fund and its shareholders. One of the issues influencing the Barr Rosenberg Trustees' decision was that AXA Rosenberg has been the investment adviser to the Funds since their inception, and that it will continue to manage the assets of the Funds on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Barr Rosenberg Trustees concluded that the Subadviser Agreements would be in the best interest of the Funds and their shareholders.

     During the period January 31, 2004 through March 31, 2004, CSIM owed (and, to the extent not waived, paid to) AXA Rosenberg as subadvisory fees, and AXA Rosenberg, in its capacity as subadviser, has waived, the following amounts:

                                                                                                          SUBADVISORY      AMOUNT
                             FUND                                                   TIME PERIOD               FEE          WAIVED
                             ----                                                   -----------          -------------     ------
Laudus Rosenberg U.S. Small Capitalization Fund                                  4/1/04 to 3/31/05       $   9,033,684     $    0
                                                                                1/31/04 to 3/31/04       $   1,515,843     $    0
Laudus Rosenberg U.S. Discovery Fund                                             4/1/04 to 3/31/05       $     707,003     $    0
                                                                                1/31/04 to 3/31/04       $      62,467     $    0
Laudus Rosenberg U.S. Large Capitalization Fund                                  4/1/04 to 3/31/05       $     151,978     $    0
                                                                                1/31/04 to 3/31/04       $      25,086     $    0
Laudus Rosenberg U.S. Large Capitalization Growth Fund                           4/1/04 to 3/31/05       $      22,067     $    0
                                                                                1/31/04 to 3/31/04       $       3,496     $    0
Laudus Rosenberg International Equity Fund                                       4/1/04 to 3/31/05       $      65,465     $    0
                                                                                1/31/04 to 3/31/04       $       8,174     $    0
Laudus Rosenberg International Small Capitalization Fund                         4/1/04 to 3/31/05       $   1,129,596     $    0
                                                                                1/31/04 to 3/31/04       $     111,550     $    0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund            4/1/04 to 3/31/05       $     115,865     $    0
                                                                                1/31/04 to 3/31/04       $      20,938     $    0
Laudus Rosenberg Value Long/Short Equity Fund                                    4/1/04 to 3/31/05       $     744,110     $    0
                                                                                1/31/04 to 3/31/04       $     138,684     $    0

Laudus Rosenberg Global Long/Short Equity Fund                                   4/1/04 to 3/31/05       $     128,372     $    0
                                                                                1/31/04 to 3/31/04       $      23,308     $    0

     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     ADMINISTRATIVE SERVICES. Effective October 3, 2005, the Trust entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator.* The Administrator's Asset-Based Fee will be calculated as follows:

       AVERAGE DAILY NET ASSETS                           FEE
       ------------------------                           ------
       First $100 billion                                 0.11 bp
       Next $60 billion                                   0.07 bp
       Thereafter                                         0.05 bp


*In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Variable Insurance Trust, Schwab Investments, the Charles Schwab Family of Funds, the Schwab Annuity Portfolios, and the Schwab Capital Trust.

     Prior to October 3, 2005, the Funds' administrator was BISYS Fund Services Ohio, Inc. ("BISYS"). For the periods indicated, BISYS was entitled to receive, and waived, the following amounts:

                                                                                                         ENTITLED TO
                               FUND                                                 TIME PERIOD            RECEIVE         WAIVED
                               ----                                                 -----------            -------         ------
     Laudus Rosenberg U.S. Small Capitalization Fund                             4/1/04 to 3/31/05       $    762,324     $       0
                                                                                 4/1/03 to 3/31/04       $    687,844     $       0
                                                                                 4/1/02 to 3/31/03       $    920,138     $ 382,137

     Laudus Rosenberg U.S. Discovery Fund                                        4/1/04 to 3/31/05       $    108,440     $       0
                                                                                 4/1/03 to 3/31/04       $     37,557     $       0
                                                                                 4/1/02 to 3/31/03       $     14,332     $  14,332

     Laudus Rosenberg U.S. Large Capitalization Fund                             4/1/04 to 3/31/05       $     27,074     $       0
                                                                                 4/1/03 to 3/31/04       $     15,413     $       0
                                                                                 6/20/02 (inception
                                                                                 date) to 3/31/03        $     12,976     $  12,976

     Laudus Rosenberg U.S. Large Capitalization Growth Fund                      4/1/04 to 3/31/05       $      3,955     $       0
                                                                                 4/1/03 to 3/31/04       $      2,299     $       0
                                                                                 4/1/02 to 3/31/03       $      5,767     $   5,767


                                                                                                         ENTITLED TO
                               FUND                                                 TIME PERIOD            RECEIVE         WAIVED
                               ----                                                 -----------            -------         ------
     Laudus Rosenberg International Equity Fund                                  4/1/04 to 3/31/05       $     10,347     $       0
                                                                                 4/1/03 to 3/31/04       $      4,110     $       0
                                                                                 4/1/02 to 3/31/03       $     10,829     $  10,829

     Laudus Rosenberg International Small Capitalization Fund                    4/1/04 to 3/31/05       $    152,925     $       0
                                                                                 4/1/03 to 3/31/04       $     60,346     $       0
                                                                                 4/1/02 to 3/31/03       $     50,811     $  23,244

     Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund       4/1/04 to 3/31/05       $     15,525     $       0
                                                                                 4/1/03 to 3/31/04       $     25,665     $       0
                                                                                 4/1/02 to 3/31/03       $     28,795     $  22,114

     Laudus Rosenberg Value Long/Short Equity Fund                               4/1/04 to 3/31/05       $     66,352     $       0
                                                                                 4/1/03 to 3/31/04       $     86,337     $       0
                                                                                 4/1/02 to 3/31/03       $    200,912     $  83,455

     Laudus Rosenberg Global Long/Short Equity Fund                              4/1/04 to 3/31/05       $     11,446     $       0
                                                                                 4/1/03 to 3/31/04       $      8,078     $       0
                                                                                 4/1/02 to 3/31/03       $     24,923     $  24,923

     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     Effective October 3, 2005, the Trust also entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the Funds, with the exception of the Laudus Rosenberg Global Long/Short Equity Fund, for which the Fund Accountant is entitled to receive $33,000 per annum. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant. The Fund Accountant's Asset-Based fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                   FEE
------------------------                   ------
First $100 billion                         0.25 bp
Next $60 billion                           0.18 bp
Thereafter                                 0.13 bp

     In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each of the Laudus Rosenberg International Equity, Laudus Rosenberg International Small Capitalization and Laudus Rosenberg Global Long/Short Equity Funds, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.

     Prior to October 3, 2005, the Funds' fund accountant was BISYS. For the periods indicated, the Funds paid, and BISYS waived, the following amounts in fund accounting fees:

                                                                                                         ENTITLED TO
                               FUND                                                 TIME PERIOD            RECEIVE         WAIVED
                               ----                                                 -----------            -------         ------
     Laudus Rosenberg U.S. Large Capitalization Fund                             4/1/04 to 3/31/05       $     43,404     $       0
                                                                                 4/1/03 to 3/31/04       $     64,373     $       0
                                                                                 6/20/02                 $     58,399     $       0

                                                                                                         ENTITLED TO
                               FUND                                                 TIME PERIOD            RECEIVE         WAIVED
                               ----                                                 -----------            -------         ------
                                                                                 (inception date)
                                                                                 to 3/31/03

     Laudus Rosenberg U.S. Large Capitalization Growth Fund                      4/1/04 to 3/31/05       $     43,638     $       0
                                                                                 4/1/03 to 3/31/04       $     66,657     $       0
                                                                                 4/1/02 to 3/31/03       $     80,592     $       0

     Laudus Rosenberg U.S. Discovery Fund                                        4/1/04 to 3/31/05       $     54,787     $       0
                                                                                 4/1/03 to 3/31/04       $     83,614     $       0
                                                                                 4/1/02 to 3/31/03       $     89,937     $       0

     Laudus Rosenberg U.S. Small Capitalization Fund                             4/1/04 to 3/31/05       $     44,550     $       0
                                                                                 4/1/03 to 3/31/04       $     70,570     $       0
                                                                                 4/1/02 to 3/31/03       $     64,669     $       0

     Laudus Rosenberg International Equity Fund                                  4/1/04 to 3/31/05       $     85,989     $       0
                                                                                 4/1/03 to 3/31/04       $     91,127     $       0
                                                                                 4/1/02 to 3/31/03       $    102,650     $       0

     Laudus Rosenberg International Small Capitalization Fund                    4/1/04 to 3/31/05       $    142,092     $       0
                                                                                 4/1/03 to 3/31/04       $    123,020     $       0
                                                                                 4/1/02 to 3/31/03       $     94,358     $       0

     Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund       4/1/04 to 3/31/05       $     42,952     $       0
                                                                                 4/1/03 to 3/31/04       $     69,235     $       0
                                                                                 4/1/02 to 3/31/03       $     77,698     $       0

     Laudus Rosenberg Global Long/Short Equity Fund                              4/1/04 to 3/31/05       $    100,775     $       0
                                                                                 4/1/03 to 3/31/04       $    116,038     $       0
                                                                                 4/1/02 to 3/31/03       $    121,706     $       0

     Laudus Rosenberg Value Long/Short Equity Fund                               4/1/04 to 3/31/05       $     57,147     $       0
                                                                                 4/1/03 to 3/31/04       $     98,165     $       0
                                                                                 4/1/02 to 3/31/03       $    115,749     $       0

     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLANS. As stated in the Prospectuses under the heading "Management of the Trust -- Distributor," effective October 3, 2005 Institutional Shares and Investor Shares of each Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund will be closed to new investors effective on or about December 31, 2005, or on or about the time when the Fund's assets reach $1 billion, whichever comes first. As described in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Funds. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg International Small Capitalization Fund include 401(k) plans that held shares of either Fund at the time of the Fund's closing, as well as the participants of those 401(k) plans even if such participants have joined the 401(k) plan since the time of the Fund's closing. In addition, investment advisers and wrap accounts will be considered existing shareholders if they held shares, on behalf of their clients, of either the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg International Small Capitalization Fund at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts will be considered existing shareholders if they held shares of either the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg International Small Capitalization Fund at the time of that Fund's closing. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution and Shareholder Service Plans described in the Prospectuses (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. In addition, pursuant to the Service Plan described in the Prospectuses, in connection with the provision of personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Distributor receives certain servicing fees from the Trust. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Institutional Shares.

     Prior to October 3, 2005, Laudus Distributor, Inc. acted as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and Laudus Distributor, Inc. paid intermediaries as follows:

                                                                                                             PAID OUT BY
                                                               DISTRIBUTION     AMOUNT                       DISTRIBUTOR
                                                                 EXPENSES     RETAINED BY       AMOUNT      AS DESCRIBED
                FUND                          TIME PERIOD        INCURRED     DISTRIBUTOR       WAIVED          ABOVE
                ----                          -----------      ------------   ------------   ------------   ------------
Laudus Rosenberg U.S. Small
Capitalization Fund                        4/1/04 to 3/31/05   $    765,132   $     13,565   $          0   $    751,567
                                           4/1/03 to 3/31/04   $    616,557   $     22,218   $          0   $    594,339
                                           4/1/02 to 3/31/03   $    355,775   $     16,283   $          0   $    339,492

Laudus Rosenberg U.S.                      4/1/04 to 3/31/05   $     38,410   $        673   $          0   $     37,737

                                                                                                             PAID OUT BY
                                                               DISTRIBUTION     AMOUNT                       DISTRIBUTOR
                                                                 EXPENSES     RETAINED BY       AMOUNT      AS DESCRIBED
                FUND                          TIME PERIOD        INCURRED     DISTRIBUTOR       WAIVED          ABOVE
                ----                          -----------      ------------   ------------   ------------   ------------
Discovery Fund                             4/1/03 to 3/31/04   $     11,377   $      3,684   $          0   $      7,693
                                           4/1/02 to 3/31/03   $      5,799   $      2,162   $          0   $      3,637

Laudus Rosenberg U.S. Large
Capitalization Fund                        4/1/04 to 3/31/05   $      3,005   $        253   $          0   $      2,752
                                           4/1/03 to 3/31/04   $      1,666   $        467   $          0   $      1,199
                                           6/19/02
                                           (inception date)
                                           to 3/31/03          $        748   $        282   $          0   $        466

Laudus Rosenberg U.S. Large
Capitalization Growth Fund                 4/1/04 to 3/31/05   $      4,181   $        102   $          0   $      4,079
                                           4/1/03 to 3/31/04   $      6,704   $      2,562   $          0   $      4,142
                                           4/1/02 to 3/31/03   $      1,325   $        476   $          0   $        849

Laudus Rosenberg International
Equity Fund                                4/1/04 to 3/31/05   $     14,406   $         16   $          0   $     14,390
                                           4/1/03 to 3/31/04   $      3,777   $        208   $          0   $      3,569
                                           4/1/02 to 3/31/03   $        204   $         53   $          0   $        151

Laudus Rosenberg International Small
Capitalization Fund                        4/1/04 to 3/31/05   $    373,320   $     10,181   $          0   $    363,139
                                           4/1/03 to 3/31/04   $    119,492   $      4,144   $          0   $    115,348
                                           4/1/02 to 3/31/03   $     24,498   $        906   $          0   $     23,592

Laudus Rosenberg U.S. Large/Mid
Capitalization Long/Short Equity Fund      4/1/04 to 3/31/05   $     24,607   $        234   $          0   $     24,373
                                           4/1/03 to 3/31/04   $     31,024   $      1,404   $          0   $     29,620
                                           4/1/02 to 3/31/03   $     15,563   $        449   $          0   $     15,114

Laudus Rosenberg Value Long/Short
Equity Fund                                4/1/04 to 3/31/05   $     61,916   $      4,042   $          0   $     57,874
                                           4/1/03 to 3/31/04   $     94,379   $      7,618   $          0   $     86,761
                                           4/1/02 to 3/31/03   $    135,089   $     10,089   $          0   $    125,000

Laudus Rosenberg Global Long/Short
Equity Fund                                4/1/04 to 3/31/05   $     14,869   $        409   $          0   $     14,460
                                           4/1/03 to 3/31/04   $     26,406   $      1,320   $          0   $     25,086
                                           4/1/02 to 3/31/03   $      8,787   $          0   $          0   $      8,787

     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2005.

                                        LAUDUS            LAUDUS            LAUDUS              LAUDUS
                                      ROSENBERG         ROSENBERG         ROSENBERG            ROSENBERG          LAUDUS
                                      U.S. SMALL           U.S.           U.S. LARGE          U.S. LARGE        ROSENBERG
                                    CAPITALIZATION      DISCOVERY       CAPITALIZATION      CAPITALIZATION    INTERNATIONAL
              ACTIVITY                   FUND              FUND              FUND             GROWTH FUND      EQUITY FUND
              --------                   ----              ----              ----             -----------      -----------
Compensation to Underwriters          $ 765,132         $ 38,410           $  3,005            $   4,181        $ 14,406

                                                          LAUDUS
                                        LAUDUS          ROSENBERG
                                      ROSENBERG        U.S. LARGE/          LAUDUS            LAUDUS
                                    INTERNATIONAL          MID            ROSENBERG         ROSENBERG
                                        SMALL         CAPITALIZATION        VALUE             GLOBAL
                                    CAPITALIZATION      LONG/SHORT        LONG/SHORT        LONG/SHORT
              ACTIVITY                   FUND          EQUITY FUND       EQUITY FUND       EQUITY FUND
              --------                   ----          -----------       -----------       -----------
Compensation to Underwriters          $ 373,320         $ 24,607           $ 61,916         $ 14,869

     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

     The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

     The Trustees believe that the Plan will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plan, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.

     The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     CUSTODIAL ARRANGEMENTS. Custodial Trust Company, Princeton, NJ 08540, for the Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Large Capitalization Value Fund, the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg U.S. Large Capitalization Growth Fund, are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111-4004. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

     CODES OF ETHICS. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.

                             PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

     Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

     BROKERAGE AND RESEARCH SERVICES. It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, I.E., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

     In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

     AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

     AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (I.E., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.

     For the period indicated, the Funds paid brokerage commissions as follows:

                                                                 4/1/02 - 3/31/03  4/1/03 - 3/31/04   4/1/04 - 3/31/05
                                                                 ----------------  ----------------   ----------------
   Laudus Rosenberg U.S. Small Capitalization Fund               $   2,147,819.68  $   3,026,073.29   $   2,667,209.59

   Laudus Rosenberg U.S. Discovery Fund                          $      61,563.85  $     221,437.83   $     516,535.34

   Laudus Rosenberg U.S. Large Capitalization Fund               $      34,313.59  $     104,411.43   $      98,377.73

   Laudus Rosenberg U.S. Large Capitalization Growth Fund        $       6,052.31  $      15,515.15   $       7,099.87

   Laudus Rosenberg International Equity Fund                    $      13,165.42  $      10,925.14   $      12,873.66

   Laudus Rosenberg International Small Capitalization Fund      $      72,867.45  $     142,104.87   $     341,898.04

   Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
   Equity Fund                                                   $     206,095.82  $     271,315.90   $     125,489.75

   Laudus Rosenberg Value Long/Short Equity Fund                 $   2,164,830.02  $     651,225.35   $     534,670.36

   Laudus Rosenberg Global Long/Short Equity Fund                $     196,775.33  $     152,903.17   $      85,908.96

     The Laudus Rosenberg U.S. Large Capitalization Value Fund and the Laudus Rosenberg U.S. Long/Short Equity Fund were not operational as of 3/31/05.

     PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WEISENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."

     Interests in the Trust's portfolios are currently represented by shares of eleven series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectuses.

     The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

     Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the disinterested Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

PROXY VOTING

     The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds' website at www.laudusfunds.com. It is also available in the Funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachussetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES.

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 5, 2005. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                         1,101,362.842           99.91%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                            93,026.609           42.72%

National Financial Services LLC
For Exclusive Benefit of Our Customers
200 Liberty Street
New York, NY 10281                                                 50,906.882           23.38%

Union Bank of California
P.O. Box 85484
Attn:  Mutual Funds Dept.
San Diego, CA 92186                                                28,021.459           12.87%

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                             25,467.512           11.69%

Equitable Life For Separate Acct
200 Plaza Dr.
Secaucus, NJ 07094                                                 16,650.783            7.65%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                         1,358,606.170           94.75%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                          228,792.138           53.32%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                             89,320.247           20.82%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ  07072                                               63,971.291           14.91%

LAUDUS ROSENBERG INTERNATIONAL EQUITY - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                         1,438,476.802           83.48%

Pigeon & Co.
c/o Frost National Bank
P.O. Box 2950
San Antonio, TX 78299-2950                                        156,017.947            9.05%

AXA Rosenberg Group
4 Orinda Way
Orinda, CA  94563                                                 104,243.088            6.05%

LAUDUS ROSENBERG INTERNATIONAL EQUITY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street                                           1,077,697.345           86.57%

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
San Francisco, CA  94104

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                        9,973,522.180           54.59%

Mitra & Co.
P.O. Box 2977
Milwaukee, WI 53202                                             2,130,797.972           11.66%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                             1,383,489.735            7.57%

Wachovia Bank N.A.
1525 West Wt Harris Blvd
Charlotte, NC 28288-1151                                        1,029,210.913            5.63%

Bost & Co.
P.O. Box 3198
Mutual Funds Operations
Pittsburgh, PA  15230-3198                                        991,679.779            5.43%

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                       14,166,330.251           58.43%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                             4,915,338.581           20.27%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                          1,232,819.597            5.08%

LAUDUS ROSENBERG U.S. DISCOVERY - INST

Mercer Trust Company
One Investors Way
Norwood, MA 02062                                               3,071,357.196           17.68%

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                        2,921,848.745           16.82%

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
National Financial Services LLC
For Exclusive Benefit of Customers
200 Liberty Street
New York, NY 10281                                              2,794,901.546           16.09%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                          1,447,790.827            8.33%

Kredietbank SA Luxemborgeoise
43 Boulevard Royal
L-2955 Luxembourg 992                                             903,720.231            5.20%

Wells Fargo Bank N.A.
P.O. Box 1533
Minneapolis, MN 55480                                             898,253.979            5.17%

LAUDUS ROSENBERG U.S. DISCOVERY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                         3,592,241.324           44.58%

IMS & Co.
For the Exclusive Benefit of Our Customers
P.O. Box 173887
Denver, CO 80217-3887                                           1,791,367.561           22.23%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                          1,428,819.950           17.73%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                               966,612.483           11.99%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT
EQUITY - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                          566,233.964           53.33%

National Investor Services Corp.
55 Water Street
New York, NY  10041                                               377,343.437           35.54%

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
National Financial Services LLC
For Exclusive Benefit of Our Customers
200 Liberty Street
New York, NY  10281                                               104,623.174            9.85%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT
EQUITY - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                          374,542.654           59.04%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                               128,742.855           20.29%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                             53,541.035            8.44%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                        1,557,635.515           55.99%

Oregon Steel Mills Inc.
1000 SW Broadway
Portland, OR 97205                                                363,041.666           13.05%

Orthopedic Healthcare Northwest PC
1200 Hilyard
Eugene, OR 97401                                                  263,260.518            9.46%

C F & I Steel LP
1000 SW Broadway
Portland, OR 97205                                                176,072.397            6.33%

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
J.P. Morgan Securities Inc.
500 Stanton Christiana RD
Newark, DE 19713-2107                                             171,876.322            6.18%

Saint Mary College
4100 S. 4th Street
Leavenworth, KS 66048                                             165,928.121            5.96%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                           245,843.092           74.85%

Bear, Sterns Securities Corp.
One Metrotech Center, North
Brooklyn, NY 11201                                                 38,683.824           11.78%

National Financial Services LLC
For Exclusive Benefit Of Our Customers
200 Liberty Street
New York, NY  10281                                                17,792.049            5.42%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION - ADV

Citigroup Global Markets Inc.
333 West 34th Street - 7th Floor
New York, NY 10003-2396                                           571,281.009           19.27%

Mellon Bank As Agent for Omnibus
135 Santilli Highway
Everett, MA 02149                                                 517,279.126           17.45%

Oppenheimer & Co. Inc.
125 Broad St. 16th Floor
New York, NY 10004                                                351,772.390           11.87%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                       16,119,659.564           24.80%

Fidelity Investments Institutional
Operation Co Inc FIIOC As Agent
100 Magellan Way
Covington, KY 41015                                             4,724,688.519            7.27%

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                             4,628,218.213            7.12%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                          3,818,352.501            5.87%

Mac & Co.
Mutual Fund OPS-TC
P.O. Box 3198
Pittsburgh, PA 15230-3198                                       3,438,807.895            5.29%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION - INV

Mellon Bank NA
Dominion Salaried Savings Plan
P.O. Box 3198
Mutual Fund Operations
Pittsburgh, PA 15230-3198                                       8,485,098.591           38.73%

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                        3,598,404.950           16.43%

Merrill Lynch Pierce Fenner & Smith Inc
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246                                         3,038,097.514           13.87%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                             2,569,223.494           11.73%

Investors Bank and Trust Company
As Trustee Custodian for Various
4 Manhattanville Rd MD 2-41
Purchase, NY 10577                                              1,971,458.547            9.00%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                        6,546,011.600           57.11%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                             2,762,645.298           24.10%

                                                                               PERCENT OF THE
                                                                                CLASS TOTAL
                                                                                ASSETS HELD
                                                                                   BY THE
FUND/CLASS                                                     NO. OF SHARES    SHAREHOLDER
----------                                                    ---------------  --------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY - INV

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                             1,222,248.305           33.54%

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                        1,055,778.567           28.97%

Pershing LLC
1 Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ  07399                                            431,683.927           11.84%

National Investor Services Corp.
55 Water Street
New York, NY  10041                                               203,520.100            5.58%

LAUDUS ROSENBERG U. S. LARGE CAPITALIZATION VALUE - INST

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                          523,886.230          100.00%

LAUDUS ROSENBERG U. S. LARGE CAPITALIZATION VALUE - INV

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                            7,895.506          100.00%

     The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 7/5/05.

     The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of 7/19/05.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

     Information regarding the availability of the Funds' portfolio securities can be obtained by calling 1.800.447.3332.

     The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the Funds' shareholders; and (ii) that no conflict exists between the interests of the Funds' shareholders and those of the Funds' Adviser, subadviser or principal underwriter.

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     Portfolio securities information also may be made available on a selective basis to third-parties, such as service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.

     Such portfolio securities information may be disclosed as frequently as daily to certain service providers, and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. Monthly disclosures will not be made sooner than 3 days after the date of the portfolio securities information. Portfolio securities information selectively disclosed to non-service providers will be made available only for the purpose of analyzing and ranking the Funds or performing due diligence and asset allocation, depending on the recipient of the information.

     The names of those persons to whom the Funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CTC, Bear Stearns, Institutional Shareholder Services and State Street Bank and Trust Company, as service providers to the Funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Funds, is currently receiving this information on a quarterly basis.

     The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a Fund in connection with or relating to a Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

     Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a Fund. Commentary and analysis includes, but is not limited to, the allocation of a Fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a Fund.

     Neither the Funds nor the Funds' Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

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                        DETERMINATION OF NET ASSET VALUE

     Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

                        PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

     The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund will be closed to new investors effective on or about December 31, 2005, or on or about the time when the Fund's assets reach $1 billion, whichever comes first. As described in more detail in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Laudus Rosenberg U.S. Small Capitalization and Laudus Rosenberg International Small Capitalization Funds.

     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

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                              FINANCIAL STATEMENTS

     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2005 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.800.447.3332.

     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                       55
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                                              APPENDIX A - PROXY VOTING POLICIES

                                  LAUDUS TRUST
                         LAUDUS VARIABLE INSURANCE TRUST

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of Laudus Trust and Laudus Variable Insurance Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

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For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

     CONFLICTS OF INTEREST. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

     VOTING FOREIGN PROXIES. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

   - proxy statements and ballots written in a foreign language;
   - untimely and/or inadequate notice of shareholder meetings;
   - restrictions of foreigner's ability to exercise votes;
   - requirements to vote proxies in person;
   - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;
   - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

     SUB-ADVISORY RELATIONSHIPS. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

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REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients' proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
   - Tenure of the audit firm
   - Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
   - Length of the rotation period advocated in the proposal
   - Significant audit-related issues
   - Number of audit committee meetings held each year
   - Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
   - Insiders and affiliated outsiders on boards that are not at least majority independent
   - Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
   - Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption?
   - Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
   - Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                       A-3
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INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

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

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
   - It is intended for financing purposes with minimal or no dilution to current shareholders
   - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
   - The plan expressly permits repricing of underwater options without shareholder approval; or
   - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
   - The company's most recent three-year burn rate is excessive and is an outlier within its peer group

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A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION
Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:
   - Stock ownership guidelines (a minimum of three times the annual cash retainer)
   - Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
   - Balanced mix between cash and equity
   - Non-employee directors should not receive retirement benefits/perquisites
   - Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
   - Historic trading patterns
   - Rationale for the repricing
   - Value-for-value exchange
   - Option vesting
   - Term of the option
   - Exercise price
   - Participation
   - Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:
   - Purchase price is at least 85 percent of fair market value
   - Offering period is 27 months or less, and
   - Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:
   - Broad-based participation
   - Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
   - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
   - No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

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SHAREHOLDER PROPOSALS ON COMPENSATION
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
   - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
   - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
   - FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
   - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
   - CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                                       A-7